UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 27, 2009

BearingPoint, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31451	22-3680505
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
100 Crescent Court, Suite 700
Dallas, TX 75201
(Address of principal executive offices)
Registrant’s telephone number, including area code (703) 747-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-99.1
EX-99.2

Item 1.01 Entry into a Material Definitive Agreement.
          As previously disclosed, BearingPoint, Inc. (the “Company”) is pursuing the sale of all or substantially all of its businesses and assets to a number of parties. The Company expects that these sale transactions will result in modification of the plan of reorganization filed with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) on February 18, 2009 and, if the Company is successful in selling all or substantially all of its assets, in the liquidation of the Company’s business and the Company ceasing to operate as a going concern.
          On April 17, 2009, the Company, certain of its subsidiaries (collectively with the Company, “BearingPoint”) and PricewaterhouseCoopers LLP (“PwC”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) pursuant to which BearingPoint agreed to sell a substantial portion of its assets related to its Commercial Services business unit, including Financial Services (collectively, the “CS Business”), to PwC, and PwC agreed to assume certain liabilities associated with these assets as set forth in the Purchase Agreement (the “U.S. Transaction”). An affiliate of PwC also entered into a definitive agreement to purchase the equity interests of BearingPoint Information Technologies (Shanghai) Limited (“BearingPoint China GDC”), a subsidiary of the Company that operates a global development center in China, and certain assets of a separate global development center in India (“BearingPoint India GDC”) (collectively, with the U.S. Transaction, the “Transaction”). The Purchase Agreement set forth an aggregate purchase price for the Transaction of $25 million. On April 27, 2009, the Bankruptcy Court approved bidding procedures in connection with an auction of all or substantially all of the assets of the Company’s CS Business and BearingPoint China GDC (the “Auction”).
          The Auction was held on May 27, 2009 and concluded on May 28, 2009. Under the terms of the winning bid, the aggregate purchase price for the Transaction to be paid by PwC was increased to $44 million (subject to certain contractual adjustments). Following the Auction, BearingPoint and PwC entered into an Amended and Restated Asset Purchase Agreement, dated as of May 28, 2009 (the “Amended Purchase Agreement”). At a hearing on May 28, 2009, the Bankruptcy Court approved PwC as the winning bidder at the Auction and approved the Transaction (the “Approval Order”).
          The closing of the Transaction is expected to occur by the end of June 2009 and is subject to customary closing conditions. There can be no assurance that the Transaction will be completed.
          Key terms of the Amended Purchase Agreement are described below:
Assets Sold by BearingPoint
•	A substantial portion of the customer contracts of the CS Business and the accounts receivable, work in progress, certain intellectual property and other related assets (the “Acquired Assets”).
Liabilities Assumed by PwC (collectively, the “Assumed Liabilities”)
•	All liabilities arising from and after the closing of the Transaction under the contracts assumed by PwC.

•	All liabilities with respect to accrued vacation, sick and personal days (up to 24 days) for those employees that become employees of PwC.
Assets and Liabilities Retained by BearingPoint
•	Other than the Acquired Assets and Assumed Liabilities, BearingPoint will retain all other assets and liabilities.
Purchase Price for BearingPoint’s Assets
•	$44 million in cash plus any cure costs relating to contracts related to the customer contracts that PwC elects to acquire, of which $2 million will be paid for the BearingPoint China GDC equity interests and $3 million will be paid for the BearingPoint India GDC assets.
Conditions to Closing
          The obligations of BearingPoint and PwC to consummate the U.S. Transaction are subject to the satisfaction or waiver of the following conditions:

•	the accuracy of the representations and warranties on the closing date, generally except as would not have a material adverse effect, and material performance of covenants and agreements by the other party;

•	the absence of certain pending or threatened legal proceedings, including any proceedings challenging the effectiveness of the Approval Order; and

•	BearingPoint’s chapter 11 case has not been dismissed or converted to a chapter 7 proceeding, and no trustee or examiner has been appointed.
Termination
          The Purchase Agreement may be terminated by mutual consent of the parties. The Purchase Agreement may be terminated by BearingPoint or PwC if:
•	the other party is in breach of its representations, warranties or covenants and such breach would result in a failure of a closing condition that is not cured within 10 business days; or

•	the closing of the U.S. Transaction does not occur prior to June 30, 2009 (if the party seeking termination has fulfilled its obligations under the Purchase Agreement).

PwC may terminate the Purchase Agreement if:

•	a legal proceeding challenging the Bankruptcy Court’s approval of the U.S. Transaction and the sale of BearingPoint China GDC is pending, or the Approval Order is withdrawn or rescinded, on or after June 15, 2009; or

•	the Bankruptcy Court dismisses BearingPoint’s chapter 11 case, converts the chapter 11 case to chapter 7 or appoints a trustee or examiner.
Termination Fee; Expense Reimbursement
          BearingPoint must pay PwC a termination fee equal to $750,000 plus PwC’s actual and documented out-of-pocket expenses, subject to a $500,000 cap, in the following circumstances:
•	the Bankruptcy Court enters a final order (i) authorizing BearingPoint to sell (A) a substantial or material portion of the Acquired Assets or (B) BearingPoint China GDC and all or any portion of the Acquired Assets to a party other than PwC or (ii) confirming a plan of reorganization that does not include the sale to PwC of a material portion of the Acquired Assets; or

•	BearingPoint pursues a “stand-alone” restructuring plan or similar effort that does not include a sale of a substantial or material portion of the Acquired Assets.
          BearingPoint must pay PwC’s reasonable and documented out-of-pocket expenses, subject to a $500,000 cap, in the following circumstances:
•	PwC or BearingPoint terminates the Purchase Agreement because closing has not occurred by June 30, 2009 (unless primarily the result of PwC’s breach of any of its representations, warranties or covenants that caused a failure of a closing condition);

•	PwC terminates the Purchase Agreement because of BearingPoint’s breach of its representations, warranties or covenants that caused a failure of a closing condition;

•	PwC terminates the Purchase Agreement because a legal proceeding challenging the Bankruptcy Court’s approval of the U.S. Transaction and the sale of BearingPoint China GDC is pending, or the approval order is withdrawn or rescinded, on or after June 15, 2009; or

•	PwC terminates the Purchase Agreement because the Bankruptcy Court dismisses BearingPoint’s chapter 11 case, converts the chapter 11 case to chapter 7 or appoints a trustee or examiner.
Representations and Warranties
          The Purchase Agreement contains customary representations and warranties of BearingPoint regarding the CS Business and the Acquired Assets. The representations and warranties do not survive the closing and there is no indemnification for breaches of representations and warranties.
Employee Matters
          Effective at the time of the closing, PwC may (but is not required to) offer employment to employees whose services are necessary for the continued performance by PwC of customer contracts it is acquiring or other employees that PwC determines are necessary to enhance its practice capabilities, on terms determined by PwC but with compensation at market-competitive levels.
          At the closing, BearingPoint will release the CS Business employees hired by PwC, as well as specified former CS Business employees who are or will be PwC employees (collectively, the “Released Employees”), from all of their employment, confidentiality, non-compete, non-solicitation and related obligations other than covenants not to disclose confidential information and covenants not to solicit for employment those who remain employees of BearingPoint after the closing. Former CS Business employees will not be released from covenants not to solicit any client that is a party to a customer contract that PwC is not acquiring (an “Excluded Customer Contract”) or covenants to cease or refrain from doing business with BearingPoint for the type of business covered by such Excluded Customer Contract.
Non-Solicitation of Employees and Customers
For a period of three years after the closing date, BearingPoint cannot:

•	solicit or attempt to induce any Released Employee to terminate such employment with PwC;

•	hire or attempt to hire any Released Employee (other than an employee whose employment with PwC has been terminated for at least 6 months); or

•	persuade or attempt to persuade any party doing business with PwC under the customer contracts that PwC acquires from BearingPoint to cease doing business or decrease the amount of business it does with PwC under such contracts.
Exclusivity
          Until the earlier of the closing or the termination of the Amended Purchase Agreement, subject to certain exceptions, BearingPoint may not:
•	solicit, initiate, encourage or facilitate any inquiries, proposals or offers by any person in connection with any other potential sale or transfer of (i) the assets to be acquired by PwC, (ii) BearingPoint China GDC or (iii) BearingPoint India GDC; or

•	provide any non-public information relating to (i) assets to be acquired by PwC, (ii) BearingPoint China GDC or (iii) BearingPoint India GDC.
          The foregoing description of the Amended Purchase Agreement does not purport to be complete. The Amended Purchase Agreement is incorporated by reference herein and attached as Exhibit 99.1 hereto.

          The summary of the Amended Purchase Agreement included herein is not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to BearingPoint. The representations and warranties have been negotiated with the principal purpose of establishing circumstances in which a party may have the right not to close the U.S. Transaction if the representations and warranties of the other party prove to be untrue due to a change in circumstances or otherwise, and allocating risk between the parties, rather than establishing matters as facts. The materiality standard applicable to the representations and warranties contained in the Amended Purchase Agreement is based on negotiations between BearingPoint and PwC and may be different from the materiality standard generally applicable to disclosure required to be made to shareholders under federal securities laws.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Reduction in Size of Board of Directors
          On May 27, 2009, the Board of Directors of the Company (the “Board”) unanimously approved a reduction in its size from ten members to four members, to be effective as of 12:00 p.m., Eastern time, on June 1, 2009 (the “Reduction Effective Time”). The Board believes that this reduction in size is appropriate to facilitate the responsibilities and obligations of the Board in connection with the Company’s bankruptcy proceedings.
          In connection with this reduction, each of Douglas C. Allred, Betsy J. Bernard, Jill S. Kanin-Lovers, Wolfgang H. Kemna, Albert L. Lord and J. Terry Strange voluntarily resigned from the Board, effective as of the Reduction Effective Time. Following the Reduction Effective Time, the Board will be composed of F. Edwin Harbach, Roderick C. McGeary, Frederic F. Brace and Eddie R. Munson.
          In addition, from and after the Reduction Effective Time, the full Board will fulfill the obligations and responsibilities previously assigned to the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee of the Board.
Appointment of John DeGroote as Secretary.
               On May 27, 2009, the Board of Directors of the Company appointed John DeGroote as Secretary of the Company, to be effective immediately. Mr. DeGroote also serves as the Company’s Chief Legal Officer.
Rejection of Agreements with David R. Hunter
          On May 27, 2009, the Bankruptcy Court entered an order authorizing the Company’s rejection of (i) the employment letter agreement dated March 13, 2008 between the Company and David R. Hunter, the Company’s Chief Operating Officer, and (ii) the Special Termination Agreement dated March 13, 2008 between the Company and David R. Hunter (together, the “Hunter Agreements”). Pursuant to the order, the Hunter Agreements will be deemed to be rejected effective as of April 29, 2009. In accordance with the order, Mr. Hunter has 30 days from the date the order is served on him to file a proof of claim to assert any damage claim arising from the rejection of the Hunter Agreements.
Item 7.01. Regulation FD Disclosure.
          On May 28, 2009, the Company issued a press release announcing the Bankruptcy Court’s approval of the Transaction. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

99.1	Amended and Restated Asset Purchase Agreement, dated as of May 28, 2009, by and among PricewaterhouseCoopers LLP, BearingPoint, Inc. and the subsidiaries of BearingPoint, Inc. that are signatories thereto.

99.2	Press Release dated May 28, 2009.
Forward-Looking Statements
          Some of the statements in this Form 8-K constitute “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, including, without limitation, certain statements regarding the Company’s bankruptcy and the sale of the Company’s businesses. These statements are based on our current expectations, estimates and projections. Words such as “will,” “expects,” “believes” and similar expressions are used to identify these forward-looking statements. These statements are only predictions and as such are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events or our future financial performance that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed or forecast in these forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include, without limitation: (i) the ability of the Company to continue as a going concern; (ii) risks and uncertainties associated with the Company’s bankruptcy proceedings as a result of filing for reorganization under chapter 11 of title 11 of the Bankruptcy Code, including, without limitation, employee attrition, as well as Bankruptcy Court rulings and the outcome of the Company’s bankruptcy proceedings in general; (iii) the Company’s ability to obtain Bankruptcy Court approval with respect to the proposed sale of all or substantially all of its businesses, if required, and related changes to the plan of reorganization; (iv) the ability of BearingPoint to consummate the proposed sale of its CS Business, as well as enter into definitive agreements with respect to the sale of the rest of its businesses, and to consummate such sale transactions on favorable terms, if at all; (v) the Company’s ability to satisfy conditions to the closing of any sale transactions (including the Transaction); (vi) the ability of third parties to fulfill their obligations pursuant to sale agreements, including their ability to obtain financing under current financial market conditions; (vii) risks and uncertainties inherent in transactions involving the sale of all or substantially all of the Company’s businesses, including, without limitation, the diversion of management attention from the operation of the Company’s business and risks associated with any failure to consummate such sale transactions (including the Transaction); (viii) the potential adverse impact of the chapter 11 proceedings on the Company’s liquidity or results of operations; and (ix) claims made after the date that the Company filed for bankruptcy and other claims that are not discharged in the chapter 11 proceedings. As a result, these statements speak only as of the date they were made, and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2009	BearingPoint, Inc.
	By:	/s/ Kenneth A. Hiltz
Kenneth A. Hiltz
Chief Financial Officer